Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,250,000.00
Previously Paid Amount	1,270.52
Total Fee Amount	2,382.22
Total Offset Amount	0.00
Net Fee	$ 1,111.70